UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 21, 2010

MID PENN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-13677	25-1666413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

349 Union Street, Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip Code)

717-692-2133
(Registrant's telephone number, including area code)

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MID PENN BANCORP, INC.
CURRENT REPORT ON FORM 8-K

Item 2.02. Results of Operations and Financial Condition.

On October 21, 2010, Mid Penn Bancorp, Inc. ("Corporation") issued a press release discussing its financial results for the third quarter and first nine months of 2010. Attached hereto as Exhibit 99.1 is a copy of the Corporation's press release dated October 21, 2010.

In accordance with General Instruction B.2 of Form 8-K, the information included in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

In the press release issued October 21, 2010, referenced in Item 2.02, the Corporation announced the continuation of the suspension of the common stock dividend for the fourth quarter of 2010.

Item 9.01. Financial Statements and Exhibits.

(d)      Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 21, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)
Dated:October 21, 2010	/s/ RORY G. RITRIEVI Rory G. Ritrievi President and Chief Executive Officer